Parker Hannifin Corporation Quarterly Earnings Release 4 th Quarter and Total Year FY2011 August 2, 2011 Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; uncertainties surrounding timing, successful completion or integration of acquisitions; ability to realize anticipated cost savings from business realignment activities; threats associated with and efforts to combat terrorism;
uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to insurance and employee retirement and health care benefits; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law.
Slide 2

Non-GAAP Financial Measures
This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters and the effects of currency exchange rates on sales.  This presentation also reconciles cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities as a percent of sales without the effect of a discretionary pension plan contribution.
The effects of acquisitions, currency exchange rates and the discretionary pension plan contribution are removed to allow investors and the company to meaningfully evaluate changes in sales and cash flow from operating activities as a percent of sales on a comparable basis from period to period.
Slide 3

Slide 4 Discussion Agenda CEO 4 th Quarter and Total Year Highlights Key Performance Measures & Outlook Questions & Answers CEO Closing Comments

4th Quarter & Total Year FY11 Highlights
Total Year FY11:
Sales Growth: All-time Record Sales of $12.3B, increased 23.5% Year-
over-Year
Operating Margins: All-time Record Total Segment Operating Margin of
14.8%
Net Income &
EPS:
Achieved All-time Record Net Income, EPS
increased 87%
4 Quarter FY11:
Sales Growth: Q4 Record Sales, an Increase of 22% Year-over-Year
Net
Income:
Achieved All-time Record Net Income, EPS and Net
Income/Sales
Operating Margins: Total Segment Operating Margin of 14.8%
Continued Strong Cash Flow:
FY11 Operating Cash Flow/Sales of 9.5%; 12.7% Excluding $400M
Discretionary Pension Plan Contribution
Increased Dividend Payout by 42% and Share Repurchase Totaled
$693M in FY11
Slide 5
th

Slide 6 Financial Highlights Diluted Earnings per Share 4 th Quarter and Total Year $1.79 $1.35 $6.37 $3.40 $.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 Q4 FY11 Q4 FY10 FY11 FY10

Influences on 4 Quarter Earnings
Diluted Earnings Per Share Increase of $.44 Year-over-Year
Driven By:
Increased Sales of 22%
Improved Segment Operating Income ($.54 EPS Impact)
Margins Improved to 14.8% from 13.9% Year-over-Year
Lower Corporate Tax Rate ($.02 EPS Impact)
Fewer Shares Outstanding ($.01 EPS Impact)
Offset by:
Net Increase in Expenses Below Segment Operating Income
($.12 EPS Impact)
Higher Non-controlling Interests ($.01 EPS Impact)
Slide 7
th

Influences on Total Year FY11 Earnings
Diluted Earnings Per Share Increase of $2.97 Year-over-
Year Driven By:
Increased Sales of 24%
Improved Segment Operating Income ($3.08 EPS Impact)
Margins Improved to 14.8% from 11.4% Year-over-Year
Lower Corporate Tax Rate ($.09 EPS Impact)
Offset by:
Net Increase in Expenses Below Segment Operating Income
($.10 EPS Impact)
Increased Diluted Shares Outstanding ($.07  EPS Impact)
Higher Non-controlling Interests ($.03 EPS Impact)
Slide 8

Slide 9
Financial Highlights
Sales – 4
th
Quarter  and Total Year
Dollars in millions
FY2011
%
Change FY2010 FY2011
%
Change FY2010
Sales
As reported 3,410 $        22.4% 2,786 $       12,346 $ 23.5% 9,993 $
Acquisitions 21 0.7% 54 0.5%
Currency 185 6.7% 205 2.0%
Adjusted Sales 3,204 $        15.0% 12,087 $ 21.0%
Operating Margin
As reported 503 $           388 $          1,823 $  1,143 $
% of Sales 14.8% 13.9% 14.8% 11.4%
4th Quarter Total Year

Slide 10
Segment Reporting
Industrial North America
Dollars in millions
FY2011
%
Change
FY2010 FY2011
%
Change
FY2010
Sales
As reported 1,227 $        18.6% 1,034 $       4,517 $  24.6% 3,624 $
Acquisitions 11 1.0% 24 0.7%
Currency 9 0.9% 24 0.6%
Adjusted Sales 1,207 $        16.7% 4,469 $  23.3%
Operating Margin
As reported 207 $           163 $          746 $      487 $
% of Sales 16.9% 15.7% 16.5% 13.4%
4th Quarter Total Year

Slide 11
Segment Reporting
Industrial International
Dollars in millions
FY2011
%
Change
FY2010 FY2011
%
Change
FY2010
Sales
As reported 1,384 $        33.8% 1,034 $       4,917 $  29.0% 3,811 $
Acquisitions 7 0.6% 15 0.4%
Currency 164 15.9% 168 4.4%
Adjusted Sales 1,213 $        17.3% 4,734 $  24.2%
Operating Margin
As reported 203 $           140 $          754 $      394 $
% of Sales 14.7% 13.6% 15.3% 10.3%
4th Quarter Total Year

Slide 12
Segment Reporting
Aerospace
Dollars in millions
FY2011
%
Change
FY2010 FY2011
%
Change
FY2010
Sales
As reported 522 $           9.3% 478 $          1,922 $  10.2% 1,744 $
Acquisitions 0 0.0% 3 0.2%
Currency 2 0.4% 0 0.0%
Adjusted Sales 520 $           8.9% 1,919 $  10.0%
Operating Margin
As reported 71 $              64 $             247 $      208 $
% of Sales 13.6% 13.4% 12.9% 11.9%
4th Quarter Total Year

Slide 13
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2011
%
Change
FY2010 FY2011
%
Change
FY2010
Sales
As reported 277 $           15.2% 240 $          990 $      21.7% 814 $
Acquisitions 3 1.4% 12 1.5%
Currency 10 4.1% 13 1.6%
Adjusted Sales 264 $           9.7% 965 $      18.6%
Operating Margin
As reported 23 $              21 $             76 $        53 $
% of Sales 8.1% 8.5% 7.7% 6.6%
4th Quarter Total Year

Slide 14
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons of total dollars, except Aerospace
Aerospace is calculated using a 12-month moving average
JUN '11 MAR '11 JUN '10 MAR '10
Total Parker 15% + 24% + 35% +  23% +
Industrial North America 11% + 20% + 46% +  30% +
Industrial International 18% + 22% + 46% +  42% +
Aerospace 27% + 44% + 3% - 22% -
Climate & Industrial Controls 1% +   14% + 35% +  38% +
Three Month Rolling at Period End

Slide 15 Balance Sheet Summary Cash Working capital - Accounts receivable - Inventory - Accounts payable

Strong Cash Flow
Cash from Operating Activities
4 Quarter and Total Year
Slide 16
th
Q4 Cash From Operating Activities
Q4 '11 Q4 '10
As Reported $367M $377M
As Reported % Sales 10.8% 13.5%
Pension Plan Contribution $200M -0-
Adjusted Cash From Operating Activities $567M $377M
Adjusted % Sales 16.6% 13.5%
Full Year Cash from Operating Activities:
FY '11 FY '10
As Reported $1,167M $1,219M
As Reported % Sales 9.5% 12.2%
Pension Plan Contribution $400M $100M
Adjusted Cash From Operating Activities $1,567M $1,319M
Adjusted % Sales 12.7% 13.2%

Slide 17
Financial Leverage
24.7%
Debt to Debt Equity
24.7%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
40.0%
42.0%
FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11
Debt to Debt Equity

Slide 18
FY 2012  Earnings Outlook Assumptions
Segment Sales & Operating Margins
  FY 2012 Sales change versus FY 2011
  Industrial North America
4.2%   --  8.2%
  Industrial International
8.6%   --  12.6%
  Aerospace
3.0%   --  6.0%
  Climate & Industrial Controls
3.6%   --  7.6%
  FY 2012 Operating margin percentages
  Industrial North America
16.5%   --  17.1%
  Industrial International
15.2%   --  15.8%
  Aerospace
13.0%   --  13.3%
  Climate & Industrial Controls
8.8%   --  9.3%

Slide 19
FY 2012 Earnings Outlook Assumptions
below Operating Margin (+/- 4.0%)
Expenses Below Segment Operating Margin*
$425M at Midpoint
Tax Rate = 28%
*Corporate Admin, Interest and Other Expense (Income)

Slide 20 Earnings Outlook – FY12 Low High Diluted earnings per share 6.70 $ 7.50 $

Slide 21 Questions & Answers...

Appendix Income Statement 4 th Quarter FY2011 Total Year FY2011

Slide 23
Income Statement – 4 Quarter
Dollars in millions
% of Sales % of Sales
Net Sales
3,409.8 $  100.0% 2,786.5 $  100.0%
Cost of sales 2,590.8 76.0% 2,114.2 75.9%
Gross profit 819.0 24.0% 672.3 24.1%
S, G & A 413.4 12.1% 349.3 12.5%
Interest expense 24.8 .7% 26.9 1.0%
Other (income) expense, net (.6) (.0)% 3.9 .1%
Income before taxes 381.4 11.2% 292.2 10.5%
Income taxes 86.7 2.5% 69.1 2.5%
Net income
294.7 $      8.7% 223.1 $     8.0%
Less: Noncontrolling interests 2.5 $          .1% .9 $            .0%
Net income attributable to common
shareholders
292.2
$
8.6% 222.2 $     8.0%
FY 2011 FY 2010
th

Slide 24
Income Statement – Total Year
Dollars in millions
% of Sales % of Sales
Net Sales
12,345.9 $ 100.0% 9,993.2 $  100.0%
Cost of sales 9,387.5 76.0% 7,847.1 78.5%
Gross profit 2,958.4 24.0% 2,146.1 21.5%
S, G & A 1,467.8 11.9% 1,277.1 12.8%
Interest expense 99.7 .8% 103.6 1.0%
Other (income) expense, net (22.8) (.2)% 10.6 .1%
Income before taxes 1,413.7 11.5% 754.8 7.6%
Income taxes 356.6 2.9% 198.4 2.0%
Net income
1,057.1 $  8.6% 556.4 $     5.6%
Less: Noncontrolling interests 8.0 $          .1% 2.3 $          .1%
Net income attributable to common
shareholders
1,049.1 $  8.5% 554.1 $     5.5%
FY 2011 FY 2010